UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       September 29, 2008

WENDY’S/ARBY’S GROUP, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
1-2207	38-0471180
(Commission File Number)	(I.R.S. Employer Identification No.)

1155 Perimeter Center West 12th Floor Atlanta, GA	30338
(Address of principal executive offices)	(Zip Code)

(678) 514-4100
(Registrant’s Telephone Number, Including Area Code)

TRIARC COMPANIES, INC.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information provided pursuant to Item 3.03 of this Current Report on Form 8-K regarding the Second Supplemental Indenture (as such term is defined below) is incorporated into this Item 1.01 by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On September 29, 2008, as contemplated by the Agreement and Plan of Merger, as amended (the “Merger Agreement”), dated April 23, 2008, by and among Triarc Companies, Inc., a Delaware corporation (the “Company”), Green Merger Sub, Inc., an Ohio corporation and a wholly-owned subsidiary of the Company (“Merger Sub”) and Wendy’s International, Inc., an Ohio corporation (“Wendy’s”), Merger Sub merged with and into Wendy’s, with Wendy’s remaining as the surviving entity, and Wendy’s became a wholly-owned subsidiary of the Company (the “Merger”). Upon effectiveness of the Merger, the Company changed its name to Wendy’s/Arby’s Group, Inc.

As consideration for the Merger, each issued and outstanding share of Wendy’s common stock, without par value (the “Wendy’s Common Stock”), other than those shares of Wendy’s Common Stock for which dissenters rights were perfected, was converted into the right to receive 4.25 newly issued shares of the Company’s Class A Common Stock, par value $0.10 per share (the “Class A Common Stock”), together with cash in lieu of fractional shares of Class A Common Stock.

In connection with the Merger and as required under the Merger Agreement, on September 29, 2008, the Company amended its amended certificate of incorporation (the “Certificate of Incorporation”) and, as a result, each outstanding share of the Company’s Class B common stock, Series 1, par value $0.10 per share (the “Class B Common Stock”) was converted into one share of Class A Common Stock, and the Class A Common Stock became the sole authorized class of common stock of the Company (the “Reclassification”).

Shares of the Class A Common Stock, the Class B Common Stock and the Wendy’s Common Stock will continue trading on the New York Stock Exchange through the close of business on Monday, September 29, 2008. Prior to the Merger, the Class A Common Stock was registered pursuant to Section 12(b) of the Exchange Act and listed on the New York Stock Exchange under the symbol “TRY.” After the Merger, Class A Common Stock will remain outstanding and, beginning on September 30, 2008, will be quoted on the New York Stock Exchange under the symbol “WEN.” The information provided pursuant to Item 3.01 of this Current Report on Form 8-K with respect to the delisting of the Class B Common Stock is incorporated into this Item 2.01 by reference.

On September 29, 2008, Triarc issued a press release announcing the completion of the Merger. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 2.01 by reference.

ITEM 3.01	NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

Prior to the Reclassification, the Class B Common Stock was registered pursuant to Section 12(b) of the Exchange Act and listed on the New York Stock Exchange under the symbol “TRY-B.” As a result of the Reclassification, all of the outstanding shares of the Class B Common Stock were converted into Class A Common Stock, and the Class A Common Stock became the sole authorized class of common stock of the Company. Accordingly, the Company requested that the New York Stock Exchange withdraw from listing the

Class B Common Stock, beginning on September 30, 2008. Prior to the open of trading on September 30, 2008, trading in the Class B Common Stock will be suspended and the Class B Common Stock will be delisted by the New York Stock Exchange. The Company expects to subsequently file a Form 15 with the SEC to request that the Class B Common Stock be deregistered under Section 12(g) of the Exchange Act and that its reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Class B Common Stock will then be terminated.

ITEM 3.03	MATERIAL MODIFICATION OF RIGHTS OF SECURITY HOLDERS.

In connection with the Merger, on September 29, 2008, each share of Class B Common Stock was converted into the right to receive one share of Class A Common Stock. The information set forth in Item 2.01 regarding the Reclassification is incorporated into this Item 3.03 by reference.

In connection with the Reclassification, the Company and Wilmington Trust Company, as trustee (the "Trustee"), entered into a Second Supplemental Indenture (the "Second Supplemental Indenture") to the Indenture dated as of May 19, 2003, between the Company and the Trustee, as supplemented by the First Supplemental Indenture, dated November 21, 2003, relating to the Company's 5% Convertible Notes due 2023 (the "Notes"). Under the Second Supplemental Indenture and as a result of the Reclassification, each Note will be convertible into an additional number of shares of Class A Common Stock (other than the number of shares of Class A Common Stock a holder of such Note would have received upon conversion of such Note immediately prior to the Reclassification) equal to the number of shares of Class B Common Stock that a holder would have received upon conversion of such Note immediately prior to the Reclassification. A copy of the Second Supplemental Indenture is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated into this Item 3.03 by reference.

ITEM 5.03	AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On September 29, 2008, immediately prior to the consummation of the Merger, the Company amended its Certificate of Incorporation. The amendment (i) increased the authorized number of shares of Class A common stock to 1,500,000,000 (which shares are now referred to as Wendy’s/Arby’s Common Stock), (ii) converted each issued and outstanding share of Class B Common Stock into one share of Class A Common Stock, (iii) changed the name of Triarc to “Wendy’s/Arby’s Group, Inc.,” (iv) prohibited the issuance of preferred stock of Wendy’s/Arby’s Group Inc. to affiliates of Wendy’s/Arby’s Group Inc. unless offered ratably to the holders of Wendy’s/Arby’s Common Stock, (iv) amended the definition of “Interested Stockholder,” (v) provided that Wendy’s/Arby’s Group Inc. board of directors shall not have the power or authority to amend, alter or repeal Section 3 of Article I of the Wendy’s/Arby’s Group Inc. by-laws (discussed below) and (vi) provided that the purpose of Wendy’s/Arby’s Group Inc. is to engage in the restaurant business and complementary, incidental or ancillary businesses.

On September 29, 2008, the Company amended and restated its by-laws to provide that the headquarters of the Wendy’s brand will remain in the greater Columbus, Ohio area for a ten-year period following the completion of the Merger.

The amendment to the Certificate of Incorporation and the Amended and Restated By-laws are attached hereto as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K, respectively, and are incorporated into this Item 5.03 by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(a)	Financial Statements of Business Acquired.

The financial statements required pursuant to Rule 3-05 of Regulation S-X were previously reported in Triarc's Registration Statement on Form S-4 (File No. 333-151336), which became effective on August 15, 2008 (the “Registration Statement”), and pursuant to General Instruction B.3 of Form 8-K are not additionally reported herein.

(b)	Pro Forma Financial Information.

The pro forma financial information required pursuant to Article 11 of Regulation S-X was previously reported in the Registration Statement, and pursuant to General Instruction B.3 of Form 8-K, is not additionally reported herein.

(d)	Exhibits.
EXHIBIT NO.	DESCRIPTION
3.1	Amendment to the Certificate of Incorporation of Triarc Companies, Inc.
3.2	Amended and Restated By-laws of Wendy’s/Arby’s Group, Inc.
4.1	The Second Supplemental Indenture to the 5% Convertible Notes Due 2023 by and between Triarc Companies, Inc. and Wilmington Trust Company.
99.1	Press release, dated September 29, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

WENDY’S/ARBY’S GROUP, INC.
Date: September 29, 2008	By:	/s/ Stephen E. Hare
Name: Stephen E. Hare Title: Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER	DESCRIPTION
Exhibit 3.1:	Amendment to the Certificate of Incorporation of Triarc Companies, Inc.

Exhibit 3.2:	Amended and Restated By-laws of Wendy’s/Arby’s Group, Inc.

Exhibit 4.1:	The Second Supplemental Indenture to the 5% Convertible Notes Due 2023 by and between Triarc Companies, Inc. and Wilmington Trust Company.
Exhibit 99.1:	Press Release, dated September 29, 2008.